Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”), is dated as of November 24, 2009, by and among Encore Energy Partners Operating LLC, a Delaware limited liability company (“Borrower”), Encore Energy Partners LP, a Delaware limited partnership (“Parent”), Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”) and L/C Issuer, and the Lenders party hereto.
W I T N E S S E T H:
     WHEREAS, Borrower, Parent, the Administrative Agent, L/C Issuer and the lenders party thereto (the “Lenders”) are party to that certain Credit Agreement dated as of March 7, 2007 (as heretofore amended, the “Original Agreement”), for the purpose and consideration therein expressed, whereby L/C Issuer became obligated to issue Letters of Credit to Borrower and the Lenders became obligated to make loans to Borrower as therein provided; and
     WHEREAS, Borrower, Parent, the Administrative Agent, the L/C Issuer and the Lenders party hereto desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans and other credit which may hereafter be made by the Lenders and the L/C Issuer to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
          “Amendment” means this Fourth Amendment to Credit Agreement.
          “Credit Agreement” means the Original Agreement as amended hereby.
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ARTICLE II.
AMENDMENTS TO ORIGINAL AGREEMENT
     Section 2.1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Sections 3.1 and 3.2, the Original Agreement shall be amended effective as of the Effective Date (as defined below) in the manner provided in this Section 2.1.
     (a) Defined Terms. The definitions of “Designated EAC Stockholders” and “EAC Credit Party” are hereby deleted. The following definitions are hereby added to Section 1.01 of the Original Agreement in appropriate alphabetical order:
     ““Denbury” means Denbury Resources Inc., a Delaware corporation.”
     ““Denbury Credit Agreement” means that certain Sixth Amended and Restated Credit Agreement effective as of September 14, 2006 among Denbury Onshore, LLC, a Delaware limited liability company, Denbury, JPMorgan Chase Bank, N.A., as administrative agent and the financial institutions from time to time party thereto as in effect on November 24, 2009.”
     ““Denbury Credit Party” means Denbury or any of its Subsidiaries.”
     (b) Change of Control. The definition of “Change of Control” in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:
     ““Change of Control” means the occurrence of any of the following whether voluntarily or involuntarily, including by operation of law:
     (a) the Borrower shall cease to be a wholly owned Subsidiary of Parent;
     (b) General Partner shall cease to be the sole general partner of Parent; or General Partner shall cease to be Controlled by Denbury; or any “person” or “group” (for purposes of this clause (b) and the following clause (c), as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)), other than Denbury, or any wholly owned Subsidiary of Denbury, is or becomes the “beneficial owner” (for purposes of this clause (b) and the following clause (c), as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the voting stock of General Partner;
     (c) for any reason, any Person or group shall become (i) the direct or indirect beneficial owner of greater than thirty percent (30%) of the total voting power of all classes of capital stock then outstanding of Denbury entitled (without regard to the occurrence of any contingency) to vote in elections of directors of
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Denbury and (ii) the largest shareholder of the total voting power of all classes of capital stock then outstanding of Denbury entitled (without regard to the occurrence of any contingency) to vote in elections of directors of Denbury; or
     (d) any other event or condition which constitutes a “Change of Control” as that term is defined in the Denbury Credit Agreement.”
     (c) Transactions with Affiliates. The references in Section 7.09 to “EAC Credit Party” are hereby amended to read “Denbury Credit Party”.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
     Section 3.1. Conditions to Effectiveness of this Amendment. This Amendment shall become effective when and only when the Administrative Agent shall have received the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each in form and substance satisfactory to the Administrative Agent (unless otherwise specified):
     (a) executed counterparts of this Amendment (or a consent to this Amendment) from the Required Lenders; and
     (b) counterparts of this Amendment executed by a Responsible Officer of each applicable Credit Party sufficient in number for distribution to the Administrative Agent and the Lenders.
     Section 3.2. Conditions Precedent to Amendments. The amendments contained in Section 2.1 hereof are subject to the satisfaction of the following conditions precedent (the date such conditions are so satisfied herein called the “Effective Date”):
     (a) the “Closing”, as defined in that certain Agreement and Plan of Merger by and between EAC and Denbury Resources Inc. dated as of October 31, 2009 (the “Plan of Merger”) has occurred in accordance in all material respects with the terms of the Plan of Merger and applicable law.
     (b) The Administrative Agent’s receipt of a certificate signed by a Responsible Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that (i) the “Closing” (as defined in the Plan of Merger) has occurred, (ii) each of the Borrower and each other Borrower-Related Party remakes its respective representations and warranties in accordance with Section 4.02(a) of the Original Agreement as of the Effective Date, (iii) no Default shall exist or would result from the Closing (assuming for this purpose that the amendments set forth in Section 2.1 are in effect), and (iv) each of the Original Agreement, as amended by this Amendment, and the other Loan Documents is ratified and confirmed in all respects.
     (c) Any fees required to be paid by the Credit Parties on or before the Effective Date pursuant to written agreements entered into by the Credit Parties shall have been paid.
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     (d) Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     Section 4.1. Representations and Warranties. In order to induce the L/C Issuer and each Lender to enter into this Amendment, the Borrower and Parent represent and warrant to the L/C Issuer and each Lender that the representations and warranties contained in Article V of the Original Agreement or any other Loan Document are true and correct in all material respects on the date hereof, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.
ARTICLE V.
MISCELLANEOUS
     Section 5.1. Ratification of Agreements.
     (a) The Original Agreement is hereby ratified and confirmed in all respects. The other Loan Documents are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
     (b) The undersigned Subsidiary or Subsidiaries of the Borrower (whether one or more, “Subsidiary Guarantor”, and if more than one jointly and severally), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty made by it for the benefit of the Administrative Agent and Lenders executed pursuant to the Credit Agreement and the other Loan Documents made by it, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that such Guaranty and such other Loan Documents shall remain in full force and effect.
     Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of any Credit Party herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered
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by any Credit Party hereunder or under the Credit Agreement to the Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Credit Party under this Amendment and under the Credit Agreement.
     Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
     Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws applicable to the Credit Agreement.
     Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

ENCORE ENERGY PARTNERS OPERATING LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves, Vice President, Chief
Financial Officer, Treasurer and Secretary

ENCORE ENERGY PARTNERS LP

By:	Encore Energy Partners GP LLC, its sole general partner

	By:	/s/ Robert C. Reeves Robert C. Reeves, Senior Vice President, Chief Financial Officer and Treasurer

ENCORE CLEAR FORK PIPELINE LLC
By:	/s/ Robert C. Reeves
Robert C. Reeves, Vice President, Treasurer
and Secretary

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BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and a Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

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WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender
By:	/s/ Charles D. Kirkham
	Name:	Charles D. Kirkham
	Title:	Senior Vice President

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FORTIS CAPITAL CORP., as Co-Syndication Agent and as a Lender
By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

By:	/s/ Mei Wan Tong
	Name:	Mei Wan Tong
	Title:	Director

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BNP PARIBAS, as Co-Documentation Agent and as a Lender
By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

By:	/s/ Russell Otts
	Name:	Russell Otts
	Title:	Director

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CALYON NEW YORK BRANCH, as Co-Documentation Agent and as a Lender
By:	/s/ Tom Byargeon
	Name:	Tom Byargeon
	Title:	Managing Director

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

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THE BANK OF NOVA SCOTIA, as a Lender
By:	/s/ D. G. Mills
	Name:	D. G. Mills
	Title:	Managing Director

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COMERICA BANK, as a Lender
By:	/s/ Peter L. Sefzik
	Name:	Peter L. Sefzik
	Title:	Senior Vice President

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NATIXIS, as a Lender
By:	/s/ Donovan C. Broussard
	Name:	Donovan C. Broussard
	Title:	Managing Director

By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

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BANK OF SCOTLAND, as a Lender
By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Daria M. Mahoney
	Name:	Daria M. Mahoney
	Title:	Vice President

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UNION BANK, N.A., as a Lender
By:	/s/ Alison Fuqua
	Name:	Alison Fuqua
	Title:	Assistant Vice President

By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Senior Vice President

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THE FROST NATIONAL BANK, as a Lender
By:	/s/ Alex Zemkoski
	Name:	Alex Zemkoski
	Title:	Vice President

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ROYAL BANK OF CANADA, as a Lender
By:	/s/ Jay Sartain
	Name:	Jay Sartain
	Title:	Authorized Signatory

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CAPITAL ONE, N.A., as a Lender
By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Vice President

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COMPASS BANK, as a Lender
By:	/s/ Christopher S. Parada
	Name:	Christopher S. Parada
	Title:	Senior Vice President

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BARCLAYS BANK PLC, as a Lender
By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

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